Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2016

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	S&P
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of July 25, 2016, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Second-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2016

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Six Months Ended June 30, 2016	5
CFC and Subsidiaries Consolidation – Three Months Ended June 30, 2016	6
CFC Insurance Subsidiaries – Selected Balance Sheet Data	7

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	8
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	9
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	10
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	11
Direct Written Premiums by Risk State by Line of Business	12
Quarterly Property Casualty Data – Commercial Lines	13
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	14
Loss and Loss Expense Analysis – Six Months Ended June 30, 2016	15
Loss and Loss Expense Analysis – Three Months Ended June 30, 2016	16

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	17
Quarterly Property Casualty Data – Commercial Lines	18
Quarterly Property Casualty Data – Personal Lines	19
Quarterly Property Casualty Data – Excess & Surplus Lines	20

Life Insurance Operations
Statutory Statements of Income	21

CINF Second-Quarter 2016 Supplemental Financial Data

Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segment plus our reinsurance assumed operations.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus net realized investment gains, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Second-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Second Quarter 2016
(all data shown is for the three months ended or as of June 30, 2016)

(Dollars in millions except per share data)	6/30/2016	Year over year change %			6/30/2016	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$797	1		Commercial lines loss and loss expenses	$500	20
Personal lines net written premiums	330	7		Personal lines loss and loss expenses	224	4
Excess & surplus lines net written premiums	51	11		Excess & surplus lines loss and loss expenses	27	29
Cincinnati Re net written premiums	16	nm		Cincinnati Re loss and loss expenses	8	nm
Property casualty net written premiums	$1,194	5		Life and health contract holders' benefits incurred	62	7
Life and accident and health net written premiums	$59	5		Underwriting, acquisition and insurance expenses	366	8
Annuity net written premiums	14	56		Interest expenses	13	0
Life, annuity and accident and health net written premiums	$73	12		Other operating expenses	5	67
Commercial lines net earned premiums	$771	3		Total benefits & expenses	$1,205	13
Personal lines net earned premiums	288	6		Income before income taxes	166	(33)
Excess & surplus lines net earned premiums	45	7		Total income tax	43	(40)
Cincinnati Re net earned premiums	10	nm
Property casualty net earned premiums	$1,114	5		Balance Sheet:
Life and accident and health net earned premiums	59	13
Investment income	149	6		Fixed maturity investments	$10,138
Realized investment gains and losses, net	44	(27)		Equity securities	5,242
Fee revenue	3	0		Other investments	79
Other revenue	2	0		Total invested assets	$15,459
Total revenues	1,371	4
				Loss and loss expense reserves	$4,970
				Life policy and investment contract reserves	2,624
				Long-term debt and capital lease obligations	825
Income:				Shareholders' equity	6,971

Operating income	$95	(31)		Key ratios:
Realized investment gains and losses, net	28	(26)
Net income	123	(30)		Commercial lines GAAP combined ratio	96.8%
				Personal lines GAAP combined ratio	107.5
				Excess & surplus lines GAAP combined ratio	87.4
				Cincinnati Re GAAP combined ratio	109.0
				Property casualty GAAP combined ratio	99.3
Per share (diluted):
				Commercial lines STAT combined ratio	95.8%
Operating income	$0.57	(31)		Personal lines STAT combined ratio	105.2
Realized investment gains and losses, net	0.17	(26)		Excess & surplus lines STAT combined ratio	87.9
Net income	0.74	(30)		Cincinnati Re STAT combined ratio	107.5
				Property casualty STAT combined ratio	97.9
Book value	42.37	7
Weighted average shares outstanding	166.5	1		Value creation ratio	4.6%

CINF Second-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2016

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,287	$—	$—	$—	$2,287
Life	—	—	146	—	—	146
Premiums ceded	—	(77)	(29)	—	—	(106)
Total earned premium	—	2,210	117	—	—	2,327
Investment income, net of expenses	26	191	77	—	—	294
Realized investment gains, net	19	85	1	—	—	105
Fee revenues	—	4	2	—	—	6
Other revenues	8	1	—	2	(8)	3
Total revenues	$53	$2,491	$197	$2	$(8)	$2,735

Benefits & expenses
Losses & contract holders' benefits	$—	$1,461	$156	$—	$—	$1,617
Reinsurance recoveries	—	(41)	(31)	—	—	(72)
Underwriting, acquisition and insurance expenses	—	688	38	—	—	726
Interest expense	26	—	—	—	—	26
Other operating expenses	14	—	—	1	(8)	7
Total expenses	$40	$2,108	$163	$1	$(8)	$2,304

Income before income taxes	$13	$383	$34	$1	$—	$431

Provision (benefit) for income taxes
Current operating income	$(7)	$87	$(4)	$—	$—	$76
Capital gains/losses	7	30	—	—		37
Deferred	(1)	(8)	16	—	—	7
Total provision for income taxes	$(1)	$109	$12	$—	$—	$120

Operating income	$2	$219	$21	$1	$—	$243

Net income - current year	$14	$274	$22	$1	$—	$311

Net income - prior year	$6	$274	$20	$1	$3	$304
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2016

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,153	$—	$—	$—	$1,153
Life	—	—	75	—	—	75
Premiums ceded	—	(39)	(16)	—	—	(55)
Total earned premium	—	1,114	59	—	—	1,173
Investment income, net of expenses	13	97	39	—	—	149
Realized investment gains, net	3	41	—	—	—	44
Fee revenues	—	2	1	—	—	3
Other revenues	4	1	—	1	(4)	2
Total revenues	$20	$1,255	$99	$1	$(4)	$1,371

Benefits & expenses
Losses & contract holders' benefits	$—	$803	$80	$—	$—	$883
Reinsurance recoveries	—	(44)	(18)	—	—	(62)
Underwriting, acquisition and insurance expenses	—	347	19	—	—	366
Interest expense	13	—	—	—	—	13
Other operating expenses	8	—	—	1	(4)	5
Total expenses	$21	$1,106	$81	$1	$(4)	$1,205

Income before income taxes	$(1)	$149	$18	$—	$—	$166

Provision (benefit) for income taxes
Current operating income	$(4)	$36	$—	$—	$—	$32
Capital gains/losses	1	15	—	—	—	16
Deferred	—	(11)	6	—	—	(5)
Total provision for income taxes	$(3)	$40	$6	$—	$—	$43

Operating income	$—	$83	$12	$—	$—	$95

Net income - current year	$2	$109	$12	$—	$—	$123

Net income - prior year	$6	$159	$11	$—	$—	$176
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Cincinnati Insurance Consolidated
Fixed maturities (fair value)			$6,758	$6,607	$6,435	$6,472	$6,435	$6,325
Equities (fair value)			3,443	3,222	3,101	2,961	3,108	3,108
Fixed maturities - pretax net unrealized gain			414	301	234	283	280	387
Equities - pretax net unrealized gain			1,395	1,302	1,203	1,063	1,297	1,397
Loss and loss expense reserves - STAT			4,611	4,480	4,382	4,366	4,357	4,302
Equity - GAAP			5,848	5,655	5,444	5,397	5,485	5,593
Surplus - STAT			4,600	4,534	4,413	4,324	4,419	4,436

The Cincinnati Life Insurance Company
Fixed maturities (fair value)			$3,320	$3,215	$3,154	$3,221	$3,176	$3,199
Equities (fair value)			9	9	9	9	8	9
Fixed maturities - pretax net unrealized gain			186	124	76	133	151	220
Equities - pretax net unrealized gain			4	4	4	4	3	4
Equity - GAAP			962	911	872	897	896	927
Surplus - STAT			205	207	208	215	217	219

CINF Second-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2016	2015	Change	% Change	2016	2015	Change	% Change
Underwriting income
Net premiums written	$1,194	$1,142	$52	5	$2,341	$2,208	$133	6
Unearned premiums increase	80	83	(3)	(4)	131	108	23	21
Earned premiums	$1,114	$1,059	$55	5	$2,210	$2,100	$110	5

Losses incurred	$655	$558	$97	17	$1,206	$1,125	$81	7
Defense and cost containment expenses incurred	36	39	(3)	(8)	84	99	(15)	(15)
Adjusting and other expenses incurred	68	57	11	19	130	119	11	9
Other underwriting expenses incurred	353	327	26	8	692	643	49	8
Workers compensation dividend incurred	3	3	—	—	7	7	—	—

Total underwriting deductions	$1,115	$984	$131	13	$2,119	$1,993	$126	6
Net underwriting profit (loss)	$(1)	$75	$(76)	nm	$91	$107	$(16)	(15)

Investment income
Gross investment income earned	$96	$94	$2	2	$194	$186	$8	4
Net investment income earned	94	92	2	2	191	183	8	4
Net realized capital gains	28	34	(6)	(18)	59	60	(1)	(2)
Net investment gains (net of tax)	$122	$126	$(4)	(3)	$250	$243	$7	3

Other income	$2	$2	$—	—	$3	$4	$(1)	(25)

Net income before federal income taxes	$123	$203	$(80)	(39)	$344	$354	$(10)	(3)
Federal and foreign income taxes incurred	$34	$53	$(19)	(36)	$88	$84	$4	5
Net income (statutory)	$89	$150	$(61)	(41)	$256	$270	$(14)	(5)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Consolidated
Current accident year losses greater than $5,000,000			$23	$—	$4	$8	$5	$12	$23	$17		$25		$29
Current accident year losses $1,000,000-$5,000,000			34	42	57	43	24	37	76	61		104		161
Large loss prior accident year reserve development			3	—	(3)	19	(4)	15	3	11		30		27
Total large losses incurred			$60	$42	$58	$70	$25	$64	$102	$89		$159		$217
Losses incurred but not reported			34	73	20	(31)	38	43	107	81		50		70
Other losses excluding catastrophe losses			399	402	406	441	417	418	801	835		1,276		1,682
Catastrophe losses			163	33	12	24	78	42	196	120		144		156
Total losses incurred			$656	$550	$496	$504	$558	$567	$1,206	$1,125		$1,629		$2,125
Commercial Lines
Current accident year losses greater than $5,000,000			$23	$—	$4	$8	$5	$12	$23	$17		$25		$29
Current accident year losses $1,000,000-$5,000,000			33	36	48	26	14	24	69	38		64		112
Large loss prior accident year reserve development			4	(1)	(3)	17	(4)	15	3	11		28		25
Total large losses incurred			$60	$35	$49	$51	$15	$51	$95	$66		$117		$166
Losses incurred but not reported			2	64	20	(17)	17	31	66	48		31		51
Other losses excluding catastrophe losses			244	255	253	277	274	272	499	546		823		1,076
Catastrophe losses			126	25	7	9	43	29	151	72		81		88
Total losses incurred			$432	$379	$329	$320	$349	$383	$811	$732		$1,052		$1,381
Personal Lines
Current accident year losses greater than $5,000,000			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1,000,000-$5,000,000			—	6	8	15	10	12	6	22		37		45
Large loss prior accident year reserve development			(2)	1	—	—	—	—	(1)	—		—		—
Total large losses incurred			$(2)	$7	$8	$15	$10	$12	$5	$22		$37		$45
Losses incurred but not reported			23	11	9	(12)	14	7	34	21		9		18
Other losses excluding catastrophe losses			141	133	141	155	136	134	274	270		425		566
Catastrophe losses			35	8	4	15	34	13	43	47		62		66
Total losses incurred			$197	$159	$162	$173	$194	$166	$356	$360		$533		$695
Excess & Surplus Lines
Current accident year losses greater than $5,000,000			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1,000,000-$5,000,000			1	—	1	2	—	1	1	1		3		4
Large loss prior accident year reserve development			1	—	1	2	—	—	1	—		2		3
Total large losses incurred			$2	$—	$2	$4	$—	$1	$2	$1		$5		$7
Losses incurred but not reported			9	(2)	(8)	(2)	7	5	7	12		10		2
Other losses excluding catastrophe losses			5	9	7	9	7	12	14	19		28		35
Catastrophe losses			2	—	—	—	1	—	2	1		1		1
Total losses incurred			$18	$7	$1	$11	$15	$18	$25	$33		$44		$45

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Consolidated
Current accident year losses greater than $5,000,000			2.0%	—%	0.5%	0.7%	0.5%	1.0%	1.0%	0.8%		0.8%		0.7%
Current accident year losses $1,000,000-$5,000,000			3.1	3.8	5.2	4.1	2.1	3.6	3.5	2.9		3.3		3.8
Large loss prior accident year reserve development			0.3	—	(0.2)	1.7	(0.3)	1.4	0.1	0.5		0.9		0.6
Total large loss ratio			5.4%	3.8%	5.5%	6.5%	2.3%	6.0%	4.6%	4.2%		5.0%		5.1%
Losses incurred but not reported			3.1	6.6	1.9	(2.9)	3.6	4.2	4.8	3.9		1.6		1.6
Other losses excluding catastrophe losses			35.7	36.8	36.9	40.9	39.6	40.1	36.2	39.8		40.2		39.5
Catastrophe losses			14.6	3.0	1.0	2.3	7.3	4.1	8.9	5.7		4.5		3.6
Total loss ratio			58.8%	50.2%	45.3%	46.8%	52.8%	54.4%	54.5%	53.6%		51.3%		49.8%
Commercial Lines
Current accident year losses greater than $5,000,000			2.9%	—%	0.7%	1.0%	0.7%	1.6%	1.5%	1.2%		1.1%		1.0%
Current accident year losses $1,000,000-$5,000,000			4.2	4.8	6.2	3.7	1.7	3.3	4.5	2.6		2.9		3.7
Large loss prior accident year reserve development			0.6	(0.2)	(0.4)	2.3	(0.5)	2.0	0.2	0.7		1.3		0.8
Total large loss ratio			7.7%	4.6%	6.5%	7.0%	1.9%	6.9%	6.2%	4.5%		5.3%		5.5%
Losses incurred but not reported			0.3	8.4	2.8	(2.4)	2.2	4.3	4.3	3.2		1.3		1.7
Other losses excluding catastrophe losses			31.6	33.6	33.1	36.3	37.0	37.1	32.6	37.0		36.8		35.9
Catastrophe losses			16.4	3.3	0.9	1.3	5.8	4.0	9.9	4.9		3.7		3.0
Total loss ratio			56.0%	49.9%	43.3%	42.2%	46.9%	52.3%	53.0%	49.6%		47.1%		46.1%
Personal Lines
Current accident year losses greater than $5,000,000			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1,000,000-$5,000,000			—	1.9	3.1	5.2	3.5	4.5	1.0	4.1		4.5		4.1
Large loss prior accident year reserve development			(0.7)	0.5	—	(0.2)	0.1	—	(0.1)	—		—		—
Total large loss ratio			(0.7)%	2.4%	3.1%	5.0%	3.6%	4.5%	0.9%	4.1%		4.5%		4.1%
Losses incurred but not reported			8.1	3.8	3.1	(4.2)	5.1	2.7	6.0	3.9		1.1		1.6
Other losses excluding catastrophe losses			48.9	47.1	49.9	56.3	50.0	49.9	47.9	49.8		52.0		51.6
Catastrophe losses			12.2	2.9	1.6	5.4	12.5	4.9	7.6	8.7		7.6		6.0
Total loss ratio			68.5%	56.2%	57.7%	62.5%	71.2%	62.0%	62.4%	66.5%		65.2%		63.3%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1,000,000-$5,000,000			2.2	—	2.3	4.8	—	2.5	1.1	1.2		2.5		2.4
Large loss prior accident year reserve development			1.7	(0.4)	1.5	5.0	—	—	0.7	—		1.7		1.7
Total large loss ratio			3.9%	(0.4)%	3.8%	9.8%	—%	2.5%	1.8%	1.2%		4.2%		4.1%
Losses incurred but not reported			20.3	(5.4)	(19.5)	(4.4)	18.3	11.8	7.8	15.1		8.4		1.0
Other losses excluding catastrophe losses			12.7	20.8	16.8	21.2	17.5	29.9	16.6	23.5		22.7		21.2
Catastrophe losses			3.1	0.1	—	0.3	0.4	0.8	1.7	0.6		0.5		0.4
Total loss ratio			40.0%	15.1%	1.1%	26.9%	36.2%	45.0%	27.9%	40.4%		35.8%		26.7%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Second-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Consolidated
Current accident year reported losses greater than $5,000,000			3	—	1	1	1	2	3	3		4		5
Current accident year reported losses $1,000,000 - $5,000,000			15	27	37	28	14	27	46	42		74		112
Prior accident year reported losses on large losses			17	10	8	6	9	15	27	27		35		46
Non-Catastrophe reported losses on large losses total			35	37	46	35	24	44	76	72		113		163
Commercial Lines
Current accident year reported losses greater than $5,000,000			3	—	1	1	1	2	3	3		4		5
Current accident year reported losses $1,000,000 - $5,000,000			14	23	29	17	9	18	41	26		46		77
Prior accident year reported losses on large losses			15	8	6	5	9	14	23	26		32		41
Non-Catastrophe reported losses on large losses total			32	31	36	23	19	34	67	55		82		123
Personal Lines
Current accident year reported losses greater than $5,000,000			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1,000,000 - $5,000,000			—	4	7	9	5	8	4	15		25		31
Prior accident year reported losses on large losses			1	2	1	—	—	1	3	1		1		2
Non-Catastrophe reported losses on large losses total			1	6	8	9	5	9	7	16		26		33
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1,000,000 - $5,000,000			1	—	1	2	—	1	1	1		3		4
Prior accident year reported losses on large losses			1	—	1	1	—	—	1	—		2		3
Non-Catastrophe reported losses on large losses total			2	—	2	3	—	1	2	1		5		7
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Six Months Ended June 30, 2016
	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2016	2015
										Total	Total

OH	$87.5	$74.5	$45.3	$—	$17.9	$65.0	$53.4	$17.3	$8.0	$368.9	$358.0	4.9	—	6.9	3.1
IL	35.7	29.6	17.0	28.1	6.8	15.3	15.1	4.0	6.8	158.4	155.9	2.8	(2.7)	5.6	1.6
IN	29.9	27.9	16.8	17.2	6.1	16.7	17.8	3.9	5.7	142.0	141.5	0.6	(0.9)	6.4	0.4
PA	33.5	25.1	21.0	26.5	5.7	7.1	5.5	2.1	4.5	131.0	129.6	0.6	3.1	8.1	1.1
GA	22.1	19.8	15.8	8.4	6.1	23.2	22.3	5.6	7.1	130.4	121.0	6.0	7.7	30.0	7.7
MI	23.8	19.6	13.6	10.1	5.2	27.2	17.4	2.9	3.8	123.6	115.9	3.3	13.6	(6.1)	6.7
NC	24.1	27.7	12.2	9.0	5.9	17.9	15.2	4.3	3.9	120.2	112.0	5.9	9.8	11.2	7.2
TN	21.6	21.4	11.7	5.0	5.5	10.2	12.1	3.0	2.6	93.1	87.0	6.8	6.4	22.2	7.0
KY	15.1	18.3	11.0	2.1	3.2	14.4	13.5	3.1	2.8	83.5	78.9	7.3	3.7	5.1	5.9
AL	14.2	16.6	6.7	0.3	3.5	11.6	16.8	3.5	4.0	77.2	78.3	(5.1)	3.6	(0.5)	(1.5)
VA	18.9	16.0	11.5	9.1	5.0	6.6	5.3	1.8	2.4	76.6	75.6	0.3	8.6	(9.0)	1.3
WI	17.6	13.8	8.2	16.9	3.3	4.6	4.7	1.9	2.1	73.1	70.6	3.0	2.4	37.8	3.7
MN	17.7	13.4	6.1	6.7	2.5	9.7	9.7	2.0	3.2	71.0	71.2	(2.4)	1.5	24.2	(0.3)
TX	25.7	15.1	15.6	0.9	2.8	—	—	—	8.5	68.6	63.9	8.1	132.7	1.7	7.3
MO	16.6	18.0	8.5	7.8	3.0	3.7	5.3	1.1	4.1	68.1	62.6	7.4	13.3	14.9	8.7
NY	17.4	9.1	6.3	1.9	2.0	3.7	3.8	1.4	1.0	46.6	40.8	2.9	141.5	(25.7)	14.3
MD	11.4	6.8	8.2	5.8	1.7	5.1	4.1	1.1	1.4	45.6	42.9	0.8	31.3	(7.2)	6.1
IA	9.3	9.1	4.1	7.6	2.6	2.4	2.7	0.9	1.1	39.8	42.8	(8.2)	(0.4)	(6.1)	(7.0)
AR	6.3	10.7	4.0	1.1	2.1	5.4	6.0	1.4	1.8	38.8	36.5	4.3	8.0	21.1	6.2
FL	14.6	7.9	4.6	0.5	1.4	2.3	0.9	0.4	3.9	36.5	35.6	(0.2)	9.2	19.7	2.5
AZ	9.2	5.7	6.4	3.3	1.3	3.3	2.5	0.9	1.9	34.5	31.6	8.7	13.8	3.6	9.4
SC	6.7	6.5	5.0	1.7	1.7	5.6	4.0	1.0	1.8	34.0	30.5	8.4	19.2	7.1	11.5
UT	9.9	5.2	6.8	0.3	1.8	4.5	2.4	0.6	1.7	33.2	30.9	6.8	7.4	17.4	7.4
KS	6.3	7.8	3.6	3.4	1.6	2.4	3.5	0.7	1.1	30.4	30.2	0.6	(3.3)	42.5	0.8
CO	10.1	5.4	6.3	0.3	1.1	—	0.2	—	3.8	27.2	25.2	6.3	35.1	15.0	7.6
MT	10.2	5.5	5.6	—	0.7	1.4	1.4	0.3	0.3	25.4	23.6	9.8	(4.0)	1.2	7.8
OR	7.1	4.0	5.0	0.1	1.0	2.0	1.0	0.3	2.8	23.3	18.7	21.6	60.2	12.5	24.7
NE	5.3	6.0	2.7	5.0	1.1	0.4	0.6	0.2	0.9	22.2	21.7	2.2	5.0	(3.2)	2.1
ID	7.3	4.2	4.2	0.1	1.0	1.8	1.2	0.3	0.8	20.9	20.6	0.2	6.1	9.7	1.5
WV	4.9	4.6	3.8	0.6	0.7	—	0.2	0.1	1.7	16.6	17.4	(6.5)	0.7	13.2	(4.7)
VT	2.4	2.6	1.3	2.8	0.8	0.8	0.8	0.2	0.5	12.2	12.4	(4.9)	11.1	31.3	(1.7)
WA	4.3	2.8	3.1	—	0.9	—	—	—	1.0	12.1	10.5	16.3	(100.0)	8.5	15.7
CT	2.3	2.3	1.1	1.2	0.4	1.8	1.7	0.6	0.7	12.1	8.1	11.3	253.9	110.3	49.5
NM	4.3	2.7	3.1	0.4	0.8	—	—	—	0.4	11.7	10.8	9.4	61.1	—	9.0
ND	4.5	2.8	2.2	—	0.6	0.5	0.4	0.1	0.1	11.2	12.1	(9.1)	5.3	(5.4)	(8.0)
NH	2.1	1.8	1.0	1.6	0.5	0.9	0.9	0.3	0.4	9.5	9.4	(1.1)	4.6	9.7	0.5
DE	2.9	2.0	1.4	1.2	0.6	—	—	—	0.4	8.5	7.6	10.9	nm	35.7	11.8
SD	1.6	1.9	1.1	1.5	0.6	—	—	—	0.4	7.1	6.6	6.8	0.3	20.6	7.3
WY	1.5	1.2	0.7	—	0.2	—	—	—	0.4	4.0	3.8	4.5	20.4	25.2	6.2
NJ	0.6	0.2	0.2	1.2	0.1	0.1	0.2	0.1	0.1	2.8	1.8	31.1	nm	551.0	57.9
All Other	2.1	1.0	1.3	2.9	0.8	—	—	—	0.7	8.8	9.0	(2.4)	50.9	6.8	(1.6)
Total	$568.6	$476.6	$314.1	$192.6	$110.6	$277.6	$252.6	$67.4	$100.6	$2,360.7	$2,263.1	3.3	6.2	9.5	4.3
Other Direct	—	1.2	3.8	1.3	—	5.2	—	—	—	11.5	12.5	(8.4)	(7.3)	nm	(7.9)
Total Direct	$568.6	$477.8	$317.9	$193.9	$110.6	$282.8	$252.6	$67.4	$100.6	$2,372.2	$2,275.6	3.3	6.1	9.5	4.2
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Second-Quarter 2016 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Commercial casualty:
Written premiums			$278	$285	$238	$247	$274	$266	$563	$540		$787		$1,025
Earned premiums			263	257	257	257	252	244	520	496		753		1,010
Current accident year before catastrophe losses			58.7%	60.2%	61.5%	53.6%	59.6%	59.2%	59.5%	59.4%		57.4%		58.5%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(7.5)	(1.2)	(10.6)	(6.2)	(9.1)	1.1	(4.4)	(4.1)		(4.8)		(6.3)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio			51.2%	59.0%	50.9%	47.4%	50.5%	60.3%	55.1%	55.3%		52.6%		52.2%
Commercial property:
Written premiums			$223	$225	$203	$218	$218	$206	$448	$424		$642		$845
Earned premiums			215	214	211	205	201	196	429	399		604		815
Current accident year before catastrophe losses			36.3%	51.4%	44.1%	47.0%	42.1%	53.6%	43.8%	47.8%		47.5%		46.6%
Current accident year catastrophe losses			57.6	13.6	5.0	5.2	19.6	16.7	35.7	18.2		13.8		11.5
Prior accident years before catastrophe losses			(5.4)	(1.7)	3.0	(0.2)	(2.0)	(1.9)	(3.6)	(2.0)		(1.4)		(0.3)
Prior accident years catastrophe losses			(1.0)	(2.2)	(1.3)	0.3	0.1	(3.8)	(1.6)	(1.8)		(1.1)		(1.1)
Total loss and loss expense ratio			87.5%	61.1%	50.8%	52.3%	59.8%	64.6%	74.3%	62.2%		58.8%		56.7%
Commercial auto:
Written premiums			$156	$158	$140	$137	$149	$149	$314	$298		$435		$575
Earned premiums			147	144	145	141	139	136	291	275		416		561
Current accident year before catastrophe losses			76.3%	77.5%	71.2%	71.4%	75.8%	72.3%	76.9%	74.1%		73.1%		72.6%
Current accident year catastrophe losses			2.2	0.6	0.1	—	1.3	—	1.4	0.7		0.5		0.4
Prior accident years before catastrophe losses			9.1	5.7	3.0	3.2	8.3	8.6	7.4	8.4		6.6		5.7
Prior accident years catastrophe losses			—	(0.1)	—	(0.1)	(0.2)	(0.1)	(0.1)	(0.2)		(0.1)		(0.1)
Total loss and loss expense ratio			87.6%	83.7%	74.3%	74.5%	85.2%	80.8%	85.6%	83.0%		80.1%		78.6%
Workers' compensation:
Written premiums			$86	$105	$81	$83	$89	$104	$191	$193		$276		$357
Earned premiums			89	89	91	93	90	93	178	183		276		367
Current accident year before catastrophe losses			70.9%	73.3%	73.2%	71.1%	77.6%	71.5%	72.2%	74.5%		73.4%		73.3%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(25.5)	(14.5)	(14.0)	(26.4)	(44.8)	(16.1)	(20.1)	(30.3)		(29.0)		(25.3)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			45.4%	58.8%	59.2%	44.7%	32.8%	55.4%	52.1%	44.2%		44.4%		48.0%
Other commercial:
Written premiums			$54	$54	$50	$60	$55	$58	$108	$113		$173		$223
Earned premiums			57	56	57	61	61	64	113	125		186		243
Current accident year before catastrophe losses			37.8%	46.3%	37.3%	45.9%	42.7%	54.4%	42.1%	48.6%		47.7%		45.3%
Current accident year catastrophe losses			3.8	0.6	0.4	1.2	3.4	9.7	2.2	6.6		4.9		3.8
Prior accident years before catastrophe losses			(28.2)	(22.9)	(2.9)	(9.8)	(13.6)	(0.2)	(25.5)	(6.7)		(7.7)		(6.6)
Prior accident years catastrophe losses			1.3	0.2	(0.7)	(2.1)	1.2	(2.6)	0.7	(0.7)		(1.2)		(1.1)
Total loss and loss expense ratio			14.7%	24.2%	34.1%	35.2%	33.7%	61.3%	19.5%	47.8%		43.7%		41.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2016 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Personal auto:
Written premiums			$154	$123	$124	$144	$142	$114	$277	$256		$400		$524
Earned premiums			135	131	130	128	125	123	266	248		376		506
Current accident year before catastrophe losses			79.5%	79.1%	76.6%	74.5%	79.7%	81.6%	79.3%	80.8%		78.6%		78.1%
Current accident year catastrophe losses			1.9	1.0	0.7	0.6	2.3	0.2	1.4	1.2		1.0		0.9
Prior accident years before catastrophe losses			10.6	(6.3)	2.3	1.2	5.8	3.0	2.3	4.4		3.3		3.0
Prior accident years catastrophe losses			(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.2)	(0.2)	(0.3)		(0.2)		(0.1)
Total loss and loss expense ratio			91.9%	73.5%	79.5%	76.2%	87.7%	84.6%	82.8%	86.1%		82.7%		81.9%
Homeowner:
Written premiums			$140	$103	$112	$132	$132	$98	$243	$230		$362		$474
Earned premiums			121	119	118	117	114	114	240	228		345		463
Current accident year before catastrophe losses			49.1%	51.5%	50.2%	52.8%	52.9%	55.5%	50.3%	54.1%		53.7%		52.8%
Current accident year catastrophe losses			25.4	6.4	3.9	12.6	25.6	12.3	16.0	19.0		16.8		13.5
Prior accident years before catastrophe losses			(0.8)	(5.2)	—	(1.0)	(2.4)	(5.1)	(3.0)	(3.7)		(2.8)		(2.1)
Prior accident years catastrophe losses			0.8	(1.6)	(0.5)	(0.1)	(0.3)	(1.2)	(0.4)	(0.7)		(0.5)		(0.5)
Total loss and loss expense ratio			74.5%	51.1%	53.6%	64.3%	75.8%	61.5%	62.9%	68.7%		67.2%		63.7%
Other personal:
Written premiums			$36	$30	$30	$36	$35	$29	$66	$64		$100		$130
Earned premiums			32	33	32	32	33	31	65	64		96		128
Current accident year before catastrophe losses			42.0%	44.2%	49.9%	70.1%	58.2%	49.6%	43.1%	53.9%		59.4%		57.0%
Current accident year catastrophe losses			4.7	5.8	0.3	1.2	8.4	2.8	5.2	5.6		4.1		3.2
Prior accident years before catastrophe losses			(13.5)	(4.6)	4.1	7.6	(4.9)	1.1	(9.0)	(1.9)		1.3		2.0
Prior accident years catastrophe losses			0.0	0.3	(0.1)	(0.1)	—	(0.8)	0.1	(0.4)		(0.3)		(0.3)
Total loss and loss expense ratio			33.2%	45.7%	54.2%	78.8%	61.7%	52.7%	39.4%	57.2%		64.5%		61.9%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Excess & Surplus:
Written premiums			$51	$45	$44	$43	$46	$42	$96	$88		$131		$175
Earned premiums			45	43	44	42	42	40	88	82		124		168
Current accident year before catastrophe losses			56.7%	63.1%	51.3%	56.9%	69.3%	72.1%	59.8%	70.7%		65.9%		62.1%
Current accident year catastrophe losses			3.2	0.3	0.2	0.3	0.6	1.2	1.9	0.9		0.7		0.5
Prior accident years before catastrophe losses			(1.9)	(31.5)	(32.5)	(15.4)	(20.2)	(13.6)	(16.4)	(17.0)		(16.4)		(20.6)
Prior accident years catastrophe losses			—	(0.2)	(0.1)	0.1	(0.1)	(0.3)	(0.1)	(0.2)		(0.1)		(0.1)
Total loss and loss expense ratio			58.0%	31.7%	18.9%	41.9%	49.6%	59.4%	45.2%	54.4%		50.1%		41.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2016
Commercial casualty	$137	$79	$216	$37	$38	$(2)	$73	$174	$38	$77	$289
Commercial property	228	18	246	97	(8)	11	100	325	(8)	29	346
Commercial auto	164	31	195	16	32	7	55	180	32	38	250
Workers' compensation	86	18	104	(11)	9	—	(2)	75	9	18	102
Other commercial	35	9	44	(17)	—	(11)	(28)	18	—	(2)	16
Total commercial lines	650	155	805	122	71	5	198	772	71	160	1,003

Personal auto	171	32	203	(1)	28	(8)	19	170	28	24	222
Homeowners	119	13	132	4	13	2	19	123	13	15	151
Other personal	30	2	32	(5)	(3)	—	(8)	25	(3)	2	24
Total personal lines	320	47	367	(2)	38	(6)	30	318	38	41	397

Excess & surplus lines	19	10	29	2	6	5	13	21	6	15	42
Cincinnati Re	1	—	1	3	15	—	18	4	15	—	19
Total property casualty	$990	$212	$1,202	$125	$130	$4	$259	$1,115	$130	$216	$1,461

Ceded loss and loss expense incurred for the six months ended June 30, 2016
Commercial casualty	$—	$—	$—	$4	$(3)	$2	$3	$4	$(3)	$2	$3
Commercial property	—	—	—	28	—	—	28	28	—	—	28
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	8	—	8	4	(3)	—	1	12	(3)	—	9
Other commercial	1	—	1	(7)	—	—	(7)	(6)	—	—	(6)
Total commercial lines	9	—	9	29	(6)	2	25	38	(6)	2	34

Personal auto	1	—	1	(1)	1	—	—	—	1	—	1
Homeowners	—	—	—	—	—	—	—	—	—	—	—
Other personal	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Total personal lines	1	—	1	(1)	—	—	(1)	—	—	—	—

Excess & surplus lines	1	—	1	—	1	—	1	1	1	—	2
Cincinnati Re	—	—	—	1	4	—	5	1	4	—	5
Total property casualty	$11	$—	$11	$29	$(1)	$2	$30	$40	$(1)	$2	$41

Net loss and loss expense incurred for the six months ended June 30, 2016
Commercial casualty	$137	$79	$216	$33	$41	$(4)	$70	$170	$41	$75	$286
Commercial property	228	18	246	69	(8)	11	72	297	(8)	29	318
Commercial auto	164	31	195	16	32	7	55	180	32	38	250
Workers' compensation	78	18	96	(15)	12	—	(3)	63	12	18	93
Other commercial	34	9	43	(10)	—	(11)	(21)	24	—	(2)	22
Total commercial lines	641	155	796	93	77	3	173	734	77	158	969

Personal auto	170	32	202	—	27	(8)	19	170	27	24	221
Homeowners	119	13	132	4	13	2	19	123	13	15	151
Other personal	30	2	32	(5)	(2)	—	(7)	25	(2)	2	25
Total personal lines	319	47	366	(1)	38	(6)	31	318	38	41	397

Excess & surplus lines	18	10	28	2	5	5	12	20	5	15	40
Cincinnati Re	1	—	1	2	11	—	13	3	11	—	14
Total property casualty	$979	$212	$1,191	$96	$131	$2	$229	$1,075	$131	$214	$1,420

CINF Second-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2016
Commercial casualty	$77	$40	$117	$18	$6	$(2)	$22	$95	$6	$38	$139
Commercial property	130	9	139	103	(27)	1	77	233	(27)	10	216
Commercial auto	81	16	97	9	20	3	32	90	20	19	129
Workers' compensation	42	9	51	(1)	1	(2)	(2)	41	1	7	49
Other commercial	16	4	20	(4)	—	(9)	(13)	12	—	(5)	7
Total commercial lines	346	78	424	125	—	(9)	116	471	—	69	540

Personal auto	84	16	100	2	20	2	24	86	20	18	124
Homeowners	68	6	74	4	10	2	16	72	10	8	90
Other personal	16	1	17	(4)	(4)	1	(7)	12	(4)	2	10
Total personal lines	168	23	191	2	26	5	33	170	26	28	224

Excess & surplus lines	13	5	18	(1)	8	3	10	12	8	8	28
Cincinnati Re	1	—	1	2	8	—	10	3	8	—	11
Total property casualty	$528	$106	$634	$128	$42	$(1)	$169	$656	$42	$105	$803

Ceded loss and loss expense incurred for the three months ended June 30, 2016
Commercial casualty	$—	$—	$—	$4	$—	$1	$5	$4	$—	$1	$5
Commercial property	—	—	—	28	—	—	28	28	—	—	28
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	5	(1)	4	5	(1)	—	4	10	(1)	(1)	8
Other commercial	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Total commercial lines	5	(1)	4	36	(1)	1	36	41	(1)	—	40

Personal auto	—	—	—	(1)	1	—	—	(1)	1	—	—
Homeowners	—	—	—	—	—	—	—	—	—	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	—	—	—	(1)	1	—	—	(1)	1	—	—

Excess & surplus lines	1	—	1	—	—	—	—	1	—	—	1
Cincinnati Re	—	—	—	1	2	—	3	1	2	—	3
Total property casualty	$6	$(1)	$5	$36	$2	$1	$39	$42	$2	$—	$44

Net loss and loss expense incurred for the three months ended June 30, 2016
Commercial casualty	$77	$40	$117	$14	$6	$(3)	$17	$91	$6	$37	$134
Commercial property	130	9	139	75	(27)	1	49	205	(27)	10	188
Commercial auto	81	16	97	9	20	3	32	90	20	19	129
Workers' compensation	37	10	47	(6)	2	(2)	(6)	31	2	8	41
Other commercial	16	4	20	(3)	—	(9)	(12)	13	—	(5)	8
Total commercial lines	341	79	420	89	1	(10)	80	430	1	69	500

Personal auto	84	16	100	3	19	2	24	87	19	18	124
Homeowners	68	6	74	4	10	2	16	72	10	8	90
Other personal	16	1	17	(4)	(4)	1	(7)	12	(4)	2	10
Total personal lines	168	23	191	3	25	5	33	171	25	28	224

Excess & surplus lines	12	5	17	(1)	8	3	10	11	8	8	27
Cincinnati Re	1	—	1	1	6	—	7	2	6	—	8
Total property casualty	$522	$107	$629	$92	$40	$(2)	$130	$614	$40	$105	$759

CINF Second-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums			$1,057	$1,028	$925	$999	$1,018	$983	$2,085	$2,001		$3,000		$3,925
Agency new business written premiums			143	125	140	138	138	116	268	254		392		532
Cincinnati Re net written premiums			16	19	33	—	—	—	35	—		—		33
Other written premiums			(22)	(25)	(43)	(39)	(14)	(33)	(47)	(47)		(86)		(129)
Net written premiums – statutory*			$1,194	$1,147	$1,055	$1,098	$1,142	$1,066	$2,341	$2,208		$3,306		$4,361
Unearned premium change			(80)	(51)	40	(22)	(83)	(25)	(131)	(108)		(130)		(90)
Earned premiums			$1,114	$1,096	$1,095	$1,076	$1,059	$1,041	$2,210	$2,100		$3,176		$4,271
Year over year change %
Agency renewal written premiums			4%	5%	2%	4%	5%	3%	4%	4%		4%		3%
Agency new business written premiums			4	8	15	10	4	(6)	6	(1)		3		6
Cincinnati Re net written premiums			nm	—	—	—	—	—	nm	—		—		—
Other written premiums			(57)	24	(5)	15	44	21	—	30		24		16
Net written premiums – statutory*			5	8	7	6	6	3	6	4		5		5
Paid losses and loss expenses
Losses paid			$522	$457	$498	$511	$501	$448	$979	$949		$1,460		$1,958
Loss expenses paid			107	105	103	93	97	98	212	195		288		391
Loss and loss expenses paid			$629	$562	$601	$604	$598	$546	$1,191	$1,144		$1,748		$2,349
Incurred losses and loss expenses
Loss and loss expense incurred			$759	$661	$616	$613	$654	$689	$1,420	$1,343		$1,956		$2,572
Loss and loss expenses paid as a % of incurred			82.9%	85.0%	97.6%	98.5%	91.4%	79.2%	83.9%	85.2%		89.4%		91.3%
Statutory combined ratio
Loss ratio			58.8%	50.2%	45.3%	46.8%	52.7%	54.4%	54.5%	53.6%		51.3%		49.8%
Loss adjustment expense ratio			9.4	10.1	11.0	10.1	9.1	11.7	9.7	10.3		10.2		10.4
Net underwriting expense ratio			29.7	29.9	32.3	30.6	28.9	30.0	29.9	29.4		29.8		30.4
Statutory combined ratio			97.9%	90.2%	88.6%	87.5%	90.7%	96.1%	94.1%	93.3%		91.3%		90.6%
Contribution from catastrophe losses			14.8	3.1	1.2	2.5	7.5	4.1	9.0	5.8		4.7		3.7
Statutory combined ratio excl. catastrophe losses			83.1%	87.1%	87.4%	85.0%	83.2%	92.0%	85.1%	87.5%		86.6%		86.9%
GAAP combined ratio
GAAP combined ratio			99.3%	91.4%	87.0%	87.8%	92.4%	97.5%	95.4%	94.9%		92.5%		91.1%
Contribution from catastrophe losses			14.8	3.1	1.2	2.5	7.5	4.1	9.0	5.8		4.7		3.7
GAAP combined ratio excl. catastrophe losses			84.5%	88.3%	85.8%	85.3%	84.9%	93.4%	86.4%	89.1%		87.8%		87.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2016 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums			$718	$758	$649	$678	$699	$730	$1,476	$1,429		$2,107		$2,756
Agency new business written premiums			93	87	97	96	93	79	180	172		268		365
Other written premiums			(14)	(18)	(34)	(31)	(5)	(26)	(32)	(31)		(62)		(96)
Net written premiums – statutory*			$797	$827	$712	$743	$787	$783	$1,624	$1,570		$2,313		$3,025
Unearned premium change			(26)	(67)	49	14	(42)	(50)	(93)	(92)		(78)		(29)
Earned premiums			$771	$760	$761	$757	$745	$733	$1,531	$1,478		$2,235		$2,996
Year over year change %
Agency renewal written premiums			3%	4%	1%	4%	4%	2%	3%	3%		4%		3%
Agency new business written premiums			—	10	13	8	(2)	(12)	5	(7)		(2)		1
Other written premiums			(180)	31	(6)	14	69	19	(3)	35		26		17
Net written premiums – statutory*			1	6	2	6	5	2	3	3		4		4
Paid losses and loss expenses
Losses paid			$342	$300	$331	$324	$329	$303	$642	$632		$956		$1,287
Loss expenses paid			78	76	76	68	71	73	154	144		212		288
Loss and loss expenses paid			$420	$376	$407	$392	$400	$376	$796	$776		$1,168		$1,575
Incurred losses and loss expenses
Loss and loss expense incurred			$500	$469	$419	$398	$417	$474	$969	$891		$1,289		$1,708
Loss and loss expenses paid as a % of incurred			84.0%	80.2%	97.1%	98.5%	95.9%	79.3%	82.1%	87.1%		90.6%		92.2%
Statutory combined ratio
Loss ratio			56.0%	49.9%	43.3%	42.2%	46.9%	52.2%	53.0%	49.6%		47.1%		46.1%
Loss adjustment expense ratio			8.9	11.8	11.8	10.2	9.1	12.5	10.3	10.7		10.5		10.9
Net underwriting expense ratio			30.9	29.7	33.5	32.2	29.9	29.9	30.3	29.9		30.6		31.3
Statutory combined ratio			95.8%	91.4%	88.6%	84.6%	85.9%	94.6%	93.6%	90.2%		88.2%		88.3%
Contribution from catastrophe losses			16.6	3.4	1.0	1.4	5.9	4.0	10.0	5.0		3.8		3.1
Statutory combined ratio excl. catastrophe losses			79.2%	88.0%	87.6%	83.2%	80.0%	90.6%	83.6%	85.2%		84.4%		85.2%
GAAP combined ratio
GAAP combined ratio			96.8%	93.6%	86.8%	84.0%	87.2%	96.6%	95.2%	91.9%		89.2%		88.6%
Contribution from catastrophe losses			16.6	3.4	1.0	1.4	5.9	4.0	10.0	5.0		3.8		3.1
GAAP combined ratio excl. catastrophe losses			80.2%	90.2%	85.8%	82.6%	81.3%	92.6%	85.2%	86.9%		85.4%		85.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2016 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums			$302	$236	$245	$288	$285	$223	$538	$508		$796		$1,041
Agency new business written premiums			34	25	27	30	30	24	59	54		84		111
Other written premiums			(6)	(5)	(6)	(6)	(6)	(6)	(11)	(12)		(18)		(24)
Net written premiums – statutory*			$330	$256	$266	$312	$309	$241	$586	$550		$862		$1,128
Unearned premium change			(42)	27	14	(35)	(37)	27	(15)	(10)		(45)		(31)
Earned premiums			$288	$283	$280	$277	$272	$268	$571	$540		$817		$1,097
Year over year change %
Agency renewal written premiums			6%	6%	5%	4%	3%	2%	6%	3%		3%		4%
Agency new business written premiums			13	4	13	30	25	14	9	20		24		21
Other written premiums			—	17	25	14	—	25	8	14		14		17
Net written premiums – statutory*			7	6	7	6	5	4	7	5		5		6
Paid losses and loss expenses
Losses paid			$168	$151	$160	$180	$165	$139	$319	$304		$484		$644
Loss expenses paid			23	24	23	20	22	22	47	44		64		87
Loss and loss expenses paid			$191	$175	$183	$200	$187	$161	$366	$348		$548		$731
Incurred losses and loss expenses
Loss and loss expense incurred			$224	$173	$184	$198	$216	$191	$397	$407		$605		$789
Loss and loss expenses paid as a % of incurred			85.3%	101.2%	99.5%	101.0%	86.6%	84.3%	92.2%	85.5%		90.6%		92.6%
Statutory combined ratio
Loss ratio			68.5%	56.2%	57.7%	62.5%	71.1%	61.9%	62.4%	66.6%		65.2%		63.3%
Loss adjustment expense ratio			9.5	4.7	8.0	9.0	8.5	9.1	7.1	8.8		8.8		8.6
Net underwriting expense ratio			27.2	31.1	29.4	27.0	26.2	30.4	28.9	28.0		27.7		28.1
Statutory combined ratio			105.2%	92.0%	95.1%	98.5%	105.8%	101.4%	98.4%	103.4%		101.7%		100.0%
Contribution from catastrophe losses			12.4	3.0	1.8	5.6	12.6	4.9	7.7	8.8		7.7		6.2
Statutory combined ratio excl. catastrophe losses			92.8%	89.0%	93.3%	92.9%	93.2%	96.5%	90.7%	94.6%		94.0%		93.8%
GAAP combined ratio
GAAP combined ratio			107.5%	90.1%	94.0%	100.9%	109.2%	101.4%	98.9%	105.3%		103.8%		101.3%
Contribution from catastrophe losses			12.4	3.0	1.8	5.6	12.6	4.9	7.7	8.8		7.7		6.2
GAAP combined ratio excl. catastrophe losses			95.1%	87.1%	92.2%	95.3%	96.6%	96.5%	91.2%	96.5%		96.1%		95.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2016 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums			$37	$34	$31	$33	$34	$30	$71	$64		$97		$128
Agency new business written premiums			16	13	16	12	15	13	29	28		40		56
Other written premiums			(2)	(2)	(3)	(2)	(3)	(1)	(4)	(4)		(6)		(9)
Net written premiums – statutory*			$51	$45	$44	$43	$46	$42	$96	$88		$131		$175
Unearned premium change			(6)	(2)	—	(1)	(4)	(2)	(8)	(6)		(7)		(7)
Earned premiums			$45	$43	$44	$42	$42	$40	$88	$82		$124		$168
Year over year change %
Agency renewal written premiums			9%	13%	11%	14%	17%	20%	11%	19%		17%		15%
Agency new business written premiums			7	—	33	(8)	7	8	4	8		3		10
Other written premiums			33	(100)	(200)	33	—	50	0	20		25		—
Net written premiums – statutory*			11	7	13	10	15	20	9	17		15		14
Paid losses and loss expenses
Losses paid			$12	$6	$6	$8	$8	$5	$18	$13		$21		$27
Loss expenses paid			5	5	5	4	3	4	10	7		11		16
Loss and loss expenses paid			$17	$11	$11	$12	$11	$9	$28	$20		$32		$43
Incurred losses and loss expenses
Loss and loss expense incurred			$27	$13	$8	$17	$21	$24	$40	$45		$62		$70
Loss and loss expenses paid as a % of incurred			63.0%	84.6%	137.5%	70.6%	52.4%	37.5%	70.0%	44.4%		51.6%		61.4%
Statutory combined ratio
Loss ratio			40.0%	15.1%	1.1%	26.9%	36.1%	44.9%	27.9%	40.4%		35.8%		26.7%
Loss adjustment expense ratio			18.0	16.6	17.8	15.0	13.5	14.5	17.3	14.0		14.3		15.2
Net underwriting expense ratio			29.9	30.3	31.8	29.4	29.1	29.9	30.1	29.5		29.5		30.0
Statutory combined ratio			87.9%	62.0%	50.7%	71.3%	78.7%	89.3%	75.3%	83.9%		79.6%		71.9%
Contribution from catastrophe losses			3.2	0.2	0.1	0.4	0.5	0.9	1.8	0.7		0.6		0.4
Statutory combined ratio excl. catastrophe losses			84.7%	61.8%	50.6%	70.9%	78.2%	88.4%	73.5%	83.2%		79.0%		71.5%
GAAP combined ratio
GAAP combined ratio			87.4%	61.1%	48.1%	69.9%	76.0%	88.3%	74.6%	82.1%		77.9%		70.0%
Contribution from catastrophe losses			3.2	0.2	0.1	0.4	0.5	0.9	1.8	0.7		0.6		0.4
GAAP combined ratio excl. catastrophe losses			84.2%	60.9%	48.0%	69.5%	75.5%	87.4%	72.8%	81.4%		77.3%		69.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2016 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2016	2015	Change	% Change	2016	2015	Change	% Change
Net premiums written	$71	$64	$7	11	$140	$125	$15	12
Net investment income	39	38	1	3	79	76	3	4
Amortization of interest maintenance reserve	1	1	—	—	2	2	—	—
Commissions and expense allowances on reinsurance ceded	2	2	—	—	3	3	—	—
Income from fees associated with separate accounts	2	1	1	100	3	2	1	50
Total revenues	$115	$106	$9	8	$227	$208	$19	9

Death benefits and matured endowments	$24	$21	$3	14	$53	$46	$7	15
Annuity benefits	16	15	1	7	34	30	4	13
Disability benefits and benefits under accident and health contracts	1	1	—	—	1	1	—	—
Surrender benefits and group conversions	4	4	—	0	9	8	1	13
Interest and adjustments on deposit-type contract funds	1	3	(2)	(67)	4	5	(1)	(20)
Increase in aggregate reserves for life and accident and health contracts	52	44	8	18	93	85	8	9
Total benefit expenses	$98	$88	$10	11	$194	$175	$19	11

Commissions	$11	$10	$1	10	$20	$18	$2	11
General insurance expenses and taxes	11	11	—	—	22	21	1	5
Increase in loading on deferred and uncollected premiums	(3)	(2)	(1)	(50)	(3)	—	(3)	nm
Net transfers from separate accounts	(2)	—	(2)	nm	(4)	—	(4)	nm
Total underwriting expenses	$17	$19	$(2)	(11)	$35	$39	$(4)	(10)

Federal and foreign income tax benefit	—	(1)	1	100	(2)	(3)	1	33

Net loss from operations before realized capital gains	$—	$—	$—	nm	$—	$(3)	$3	100

Realized gains and losses net of capital gains tax, net	—	(1)	1	100	2	(1)	3	nm

Net income (loss) (statutory)	$—	$(1)	$1	100	$2	$(4)	$6	nm
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2016 Supplemental Financial Data